UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2008
Stanley-Martin Communities, LLC
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-130488	03-0410135
(Commission File Number)	(I.R.S. Employer Identification No.)

11111 Sunset Hills Road, Suite 200	20190
(Address of Principal Executive Offices)	(Zip Code)
(703) 964-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events.
     Stanley-Martin Communities, LLC (‘Stanley-Martin’ or the ‘Company’) today announced that it purchased $7.385 million (face value) of its outstanding senior subordinated notes in an individually negotiated transaction during the first quarter of 2008 and that such debt has been retired. In addition, the Company’s parent, Neighborhood Holdings, LLC, purchased the aggregate amount of $16.520 million (face value) of the Company’s outstanding senior subordinated notes in four individually negotiated transactions during the first quarter of 2008. Neighborhood Holdings is holding the senior subordinated notes for investment income.
     These purchases are in addition to the previous purchases made by the Company in the third quarter of 2007.

Item 9.01	Exhibits
(d)	Exhibits
99.1	Press Release issued dated March 26, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY-MARTIN COMMUNITIES, LLC
Date: March 26, 2008	By:	/s/ Steven B. Alloy
Steven B. Alloy
President